UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sidney Street - 4th Floor Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2023, Seres Therapeutics, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2023 and provided operational updates. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in this Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On May 9, 2023, the Company posted an updated corporate presentation in the “Investors and News” portion of its website at www.serestherapeutics.com. A copy of the slide presentation is attached as Exhibit 99.2 to this Current Report and incorporated herein by reference.

On May 9, 2023, the Company posted a slide presentation on the initial clinical data from the SER-155 Phase 1b open-label study cohort 1 in the “Investors and News” portion of its website at www.serestherapeutics.com. The Company also issued a press release in connection with the foregoing. A copy of the slide presentation and press release are attached as Exhibit 99.3 and Exhibit 99.4, respectively, to this Current Report and incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits 99.1 through 99.4 relate to Item 2.02 or Item 7.01 and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Seres Therapeutics, Inc. Press Release issued May 9, 2023

99.2	Seres Therapeutics, Inc. Corporate Presentation as of May 2023

99.3	Seres Therapeutics, Inc. SER-155 Phase 1b Cohort 1 Study Results Slide Presentation as of May 2023

99.4	Seres Therapeutics, Inc. SER-155 Phase 1b Cohort 1 Study Results Press Release issued May 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: May 9, 2023	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Chief Legal Officer and Executive Vice President